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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 1999

                           TECHNOR INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          NEVADA                      0-25205                   52-2032380
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(State or Other Jurisdiction        Commission                I.R.S. Employer
      of Incorporation)             File Number              Identification No.


SOFIELUNDSVAGEN 4, S-191 47 SOLLENTUNA, SWEDEN
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(Address of Principal Executive Offices)                         Zip Code

     Registrant's telephone number, including area code: 011-46-8-544-90000

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           Former name or former address, if changed since last report
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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            The Company's auditors from the fall of 1997 through January 27, 1999 were Ohrlings Coopers & Lybrand of Sweden. The report of Ohrlings Coopers & Lybrand on the Company's financial statements for the fiscal year ended June 30, 1998 included a statement that the Company was a developmental stage company, with no revenues, which has sustained losses from operations since inception. Ohrlings Coopers & Lybrand stated that there was substantial doubt about the ability of the Company to continue as a going concern. The Company did not disagree with such statements at that time. By mutual agreement, the Company and Ohrlings Coopers & Lybrand terminated their professional relationship in January 1999. Such decision was approved by the Board of Directors of the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) EXHIBITS.

            16  Letter from Ohrlings, Coopers & Lybrand, dated August 30, 1999.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  TECHNOR INTERNATIONAL, INC.

                                  By /s/ PETER HENRICSSON
                                     ---------------------------------
                                         Peter Henricsson
                                         President


Date: September 23, 1999